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                                                                      EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-24621, 33-54577, 33-31812 and 33-63273) of Dell
Computer Corporation of our report dated February 25, 1997 appearing on page 24 of this Form 10-K.


PRICE WATERHOUSE LLP



Austin, Texas
April 7, 1997